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                                                                    Exhibit 21.1


                              LIST OF SUBSIDIARIES


Entity Name                                                       State of Organization
-----------                                                       ---------------------
1025 Vermont Avenue SPE, Inc.                                            Virginia
1025 Vermont Avenue, LLC                                                 Virginia
14200 Park Meadow Drive LLC                                              Delaware
14700 Lee Road, LLC                                                      Virginia
15036 Conference Center Drive LLC                                        Delaware
15040 Conference Center Drive LLC                                        Delaware
1575 Eye Street Associates                                         District of Columbia
5454 Wisconsin, Inc.                                                     Maryland
Atrium Building, LLC                                                     Delaware
Barlow Enterprises LLC                                                   Delaware
Barlow Holdings LLC                                                      Delaware
Carr Capital 1575 Eye, LLC                                         District of Columbia
Carr Capital Atrium, LLC                                                 Virginia
Carr Capital Greenbriar, LLC                                             Virginia
Carr Capital Madison, LLC                                                Virginia
Carr Capital Suffolk, LLC                                                Virginia
Carr Capital Westfields, LLC                                             Virginia
Carr Gateway IV, LLC                                                     Virginia
Columbia Equity Services, LLC                                            Virginia
Columbia TRS Corporation                                                 Virginia
Columbia Westfields, LLC                                                 Virginia
Fair Oaks Corporate Center, LLC                                          Virginia
Holualoa/Carr Capital Sherwood, LLC                                      Virginia
King I LLC                                                               Virginia
Madison Place, LLC                                                       Virginia
Meadows IV Investors, LLC                                                Virginia
Meadows IV SPE, Inc.                                                     Virginia
Meadows IV, LLC                                                          Virginia
Meadows V Investors, LLC                                                 Virginia
Oakton Corporate Center III, LLC                                         Virginia
Park Plaza II Investors, L.L.C.                                          Delaware
Park Plaza II, L.L.C.                                                    Delaware
Patrick Henry Corporate Center SPE, Inc.                                 Virginia
Patrick Henry Corporate Center, LLC                                      Virginia
Suffolk Building LLC                                                     Delaware
Suffolk Holdings LLC                                                     Delaware
The Barlow Corporation                                                   Maryland